Exhibit 99.1
Grow and Diversify Symetra Financial 2011 Investor Day February 7, 2011

Forward-Looking Statements Statements made in the following presentations that relate to anticipated financial performance or business operations, business services and product prospects and plans, regulatory developments and similar matters may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. All statements, other than statements of current or historical facts, are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and contingencies that may cause the operations, performance, development and results of our business to differ materially from those suggested by such statements. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements. The information contained in this presentation speaks as of December 31, 2010. Symetra undertakes no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise. Historical results are not necessarily indicative of future results. Future results, including our financial performance, business operations and trends in our business and industry, are subject to significant risks and uncertainties, including without limitation the following: general economic, market or business conditions, including further economic downturns or other adverse conditions in the global and domestic capital and credit markets; the availability of capital and financing; potential investment losses; the effects of fluctuations in interest rates and a prolonged low interest rate environment; recorded reserves for future policy benefits and claims subsequently proving to be inadequate or inaccurate; deviations from assumptions used in setting prices for insurance and annuity products; market pricing and competitive trends related to insurance products and services; changes in amortization of deferred policy acquisition costs; financial strength or credit ratings downgrades; the continued availability and cost of reinsurance coverage; changes in laws or regulations, or their interpretation, including those which could increase Symetra’s business costs and required capital levels; the ability of subsidiaries to pay dividends to Symetra; the ability of the new executive leadership team to successfully implement business strategies; the effects of implementation of the Patient Protection and Affordable Care Act; the effects of implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act; and the risks that are described from time to time in Symetra‘s filings with the Securities and Exchange Commission, including those in Symetra‘s 2009 Annual Report on Form 10-K and 2010 quarterly reports on Form 10-Q. 2

Agenda Slide Strategic Overview 4 Retirement Division 8 Life Division 20 Life and Retirement Sales 27 Q&A — Part 1 Break Group Division 32 Financial Review 43 Q&A — Part 2 3

Grow and Diversify Strategic Overview Tom Marra February 7, 2011

Grow and Diversify Driving profitable growth and expanding ROE over time Starting from solid position of strength in: Group medical stop-loss Banking channel distribution of fixed annuities Bank-Owned Life Insurance (BOLI) sales Excellent balance sheet Risk management discipline Driving growth and diversification Revamping product offering and expanding distribution Diversification goals for each division Investing into the momentum — building infrastructure to support growth initiatives Deploying capital to maximize long-term shareholder value 5

Leadership Team Is in Place Tom Marra Margaret Meister Jon Curley Michael Fry Dan Guilbert Rich LaVoice Tommie Brooks Chris Katzmar-Holmes George Pagos CEO CFO Life Division Group Division Retirement Division Life & Retirement Sales Chief Actuary & CRO Human Resources General Counsel 6

Our Businesses Are Aligned in Three Divisions 2010 Pretax Adjusted Operating Income1 Group Division Group Segment 27% Deferred Annuities Segment2 31% Income Annuities Segment 13% Life Segment2 29% Retirement Division Life Division 1 Excluding Other segment loss of $(11.4)M. 2 Prior to 4Q10, the Deferred Annuities segment was called Retirement Services, the Life segment was called Individual. 7

Grow and Diversify Retirement Division Dan Guilbert February 7, 2011

Retirement Division: Product Breakout GAAP Account Values and Reserves As of 12/31/10 Retail Payout Annuities, 5% Structured Settlements, 35% Deferred Fixed Annuities, 55% Deferred Variable1 Annuities, 5% 1 Only the separate account portion is shown for deferred variable annuities. 9

Affluent Baby Boomers Provide a Growing Market [Graphic Appears Here] Total retirement assets are projected to reach $20 trillion by 2015. Our target market — the mass affluent — control 50% The projected five-year CAGR for U.S. retirement assets is 5.9% through 2015 8% of both current workers and retirees say annuity payments will make up a significant part of their retirement strategy. We’re diversifying our Retirement Division product offering to capitalize on this market expansion Source: Cerulli Daily Metric, January 5, 2011 10

Market Leading Position in the Bank Channel Top-51 Seller of Fixed Deferred and Payout Annuities Symetra Fixed Annuity Ranking1 in the Bank Channel Rank: 11 Rank: 9 Rank: 6 Rank: 5 Rank: 3 2006 2007 2008 2009 2010 YTD 1 Market share ranking data according to Kehrer-LIMRA (through 3Q10) 11

Why We Succeed in the Bank Channel We have built solid relationships with major bank distribution partners Dedicated service teams assigned to key distribution partners Visitations to back offices to ensure operational procedures are in sync Support for distribution partners with electronic platform installations Our focus on fixed annuities, sold in banks, has been consistent over the years 15 product launches or enhancements with key partners during 2010 Turnkey solution — average 3 weeks from inception to execution We respond nimbly to shifts in the market with changes in our product design and commission structure 12

Fixed Annuity Block Is Growing Profitably Account Values and Spread have increased ($ millions) 10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $- 1.87% 1.81% 1.85% $9,244 1.80% 1.67% 1.75% $7,656 1.68% 1.70% $5,725 1.65% $4,445 1.60% 1.55% 1.50% 12/31/2007 12/31/2008 12/31/2009 12/31/2010 Account Value Spread Pricing discipline will remain Optimizing pricing and rates in challenging rate environment Optional guaranteed return of purchase payment Commission restructure Increased surrender charges Rigorous reset of guaranteed minimum rates Spread will be a function of the levers we pull We’ve maintained strong spreads through prudent pricing and renewal rate management 13

Introducing Our Fixed Indexed Annuity Total Fixed Indexed Annuity (FIA) sales opportunity $29.9 billion1 among all distribution channels $2.3 billion2 in the bank channel The Symetra Edge and Edge Pro Fixed Indexed Annuity Developed in conjunction with our distribution partners Targeting traditional fixed annuity bank customers seeking potential for improved crediting rates Emphasis on diversification using two well known indexes: S&P 500 and S&P GSCI (Goldman Sachs Commodity Index) Anticipated launch early 2Q11 1 2009 LIMRA U.S. Individual Annuity Reports 2 First Quarter 2010 Kehrer-LIMRA Report 14

Evaluating Entry into Registered Products Opportunity to bring innovation to product design and support products with diversifying risk characteristics: e.g., Market Value Adjustment (MVA) products bear lower interest rate risk and lower credit risk than our fixed or fixed indexed annuities Registered insurance product marketplace is dominated by VAs, but there are also opportunities for registered fixed and fixed indexed annuities Offering registered products would support our plans for expanding distribution footprint in the broker-dealer channel We are assessing whether there is an attractive space for Symetra: we expect to have a decision by the end of 2Q11 15

Deferred Annuity Priorities Banks Maintain leadership position in bank channel Launch fixed indexed annuity Evaluate whether to enter the registered product marketplace Broker-Dealers Selectively expand distribution Launch fixed indexed annuity Evaluate whether to enter the registered product marketplace Add Product and Distribution 16

We Have Expertise in Payout Products Over 30 years of experience = strong foundation in designing, selling, servicing, and investing for payout products Clear understanding of asset-liability management (ALM) and mortality risks associated with this business, managed successfully to balance risks with competitive pricing Advantages in the income annuities market Strong structured settlement sales team with long-term relationships Responsive to broker needs with creative solutions 17

Income Annuity Priorities Structured Settlement Continue to drive improvement in profitability of existing block Opportunistically extend asset portfolio duration as rates rise Continue to provide liquidity options to clients in inforce block through funding services Retail Payout Leverage distribution relationships to increase sales through banks Expand sales of single-premium immediate annuities through broker-dealer channel Maintain Pricing Discipline, Target Shorter Durations 18

Recap of Retirement Division Strategies Support Symetra’s objectives of business diversification and ROE expansion by: Maintaining focus where we’ve had success and have strengths A fixed annuity through banks Using strengths and natural extension opportunities to further diversify business and deploy capital profitably A product and broker-dealer expansion Continuing investment and ALM programs to enhance profits and reduce risk for inforce payout blocks, while adding new business opportunistically 19

Grow and Diversify Life Division Jon Curley February 7, 2011

Life Division: Product Breakout 2010 Pretax Adjusted Operating Income BOLI, 39% Individual Life, 61% 21

Individual Life Market Share by Distribution Channel1 We’re targeting the independent half of the distribution market 2% 2% 8% 39% 51% Banks/Savings Institutions Unaffiliated Broker-Dealers Independent PPGA Independent Brokerage Agents Captives, Direct Response and Other 1 Based on LIMRA data for annualized individual life insurance premium through 3Q10 22

Symetra ‘s Strengths in Individual Life Scalable new business and administration systems are already in place Strong relationships with bank retail sales force Long-term experience and strong market position in BOLI 23

Growing the Life Business: Product Banks and Broker-Dealers Support third-party sales platforms with simplified underwriting, online application and policy issue Refresh products (SPL and term) Independent Life Producers Refresh core UL Introduce indexed UL Introduce innovative products to gain shelf space Institutional (BOLI/COLI) Feature unique hybrid BOLI design Leverage BOLI expertise to expand into selective COLI markets Offer Suite of Channel-Specific Products 24

Growing the Life Business: Distribution Banks and Broker-Dealers Increase wholesaler focus on life sales Leverage existing wholesaler coverage to enter the broker-dealer market Independent Life Producers Add life insurance specialist to sales force Establish selective BGA/IMO partnerships1 Institutional (BOLI/COLI) Expand BOLI distribution to key market leaders Leverage relationships with BOLI brokers to enter COLI market Expand Distribution Reach 1 Brokerage general agents and independent marketing organizations 25

Life Division Strategic Priorities New product development Refresh current product offering (beginning with SPL in early 2Q11) Release core UL product in 3Q11 Introduce new term offering in 4Q11 Plan new COLI product and indexed UL releases in early 2012 Broadening distribution Increase wholesaling focus on life products Add life insurance specialist to wholesale force Establish selective BGA relationships to broaden distribution Leverage technology to capture “platform” sales opportunities Continued disciplined underwriting 26

Grow and Diversify Life & Retirement Sales Rich LaVoice February 7, 2011

Opportunities for Growth within Banks Share of Symetra’s Bank Sales Top Bank Distributors 2008 2010 First 48% 15% Second 11% 9% Third 5% 8% Fourth 4% 7% Fifth 3% 5% Top 5 Banks 71% 44% 28

How We Compete Consistent presence in bank marketplace (30 years) Veteran management team Training and education Back office and technology integration Versatile wholesalers with consultative skills and broader product knowledge Smaller territories, major markets 29

More Feet on the Street Seattle Hybrid Rural Area Covered By Hybrid Upstate Minneapolis NY Hartford Cleveland Detroit New York Chicago New Jersey Philadelphia Indianapolis St. Louis Baltimore Atlanta Dallas Birmingham Charlotte Houston Tampa San Francisco Los Angeles Denver San Diego 2011 30

Leverage Bank Success into Broker-Dealers Maintain leadership position in banks... Planners Banks ...while growing other types of distribution. Wires BGAs Banks Planners 31

Grow and Diversify Group Division Michael Fry February 7, 2011

Group Division: Product Breakout 2010 Revenues1 MGU2 Services, 2% Limited Benefit Medical, 8% Life and Disability, 3% Medical Stop-Loss, 87% 1 Premiums for insurance products and other revenue for non-insurance services 2 Managing general underwriter 33

Why Employers Choose to Self-Fund 160 million people get their coverage through the employer-based healthcare system, including 75 million who are covered by self-funded medical plans(1) Customization — employer can customize the plan to meet the specific health care needs of its workforce Participation — employer (not the insurance company) benefits when claims experience is at or better than expected levels Consistent Regulation — self-insured health plans are regulated under federal law Lower Taxes — employer is not subject to state health insurance premium taxes 1 Self-Insurance Institute of America, Inc. 34

The Role of Stop-Loss Insurance All but the very largest of self-funded employers have some level of risk that they are not comfortable keeping Employee benefit brokers bring self-funded employers to insurance carriers who offer stop-loss coverage Two types of coverage work together to protect the self-funded employer: Specific Stop Loss protects against the severity of medical claims Aggregate Stop Loss protects against the frequency of claims 35

Impact of Healthcare Reform Patient Protection and Affordable Care Act Affects market for major medical and mini-med plans Mandates elimination of certain limits and exclusions Establishes new payout standards with Medical Loss Ratio minimums Studies find that the majority of employers (74%1) intend to continue to offer employee health care plans, despite concerns that costs will rise as a result of healthcare reform The elimination of coverage limitations, combined with ongoing medical cost inflation A increasing costs of major medical insurance A could lead more employers to self-fund their plans and manage their risks with stop-loss insurance 1 Towers Watson survey, May 2010 36

Symetra ‘s Strengths in Medical Stop-Loss We manage to the bottom line — not the top line Symetra was an early entrant in the 1970s and we have been consistent in our focus for over three decades, resulting in a solid record of profitability Field incentives are heavily leveraged on business profitability We have built solid relationships and a strong reputation with benefits brokers and employer-customers We offer a clean contract design with minimal coverage exclusions Our claims service is considered to be “best in class” 37

Track Record of Profitability Group Loss Ratio 70% 65% 60% 55% 50% 45% 10-Year Average: 62.5% Long-term target range: 63% — 65% 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 38

Group Life Insurance for the Middle Market There is plenty of room for Symetra to compete effectively in this space 106,000 mid-market firms1 with $25M to $1B in revenues: Total annual revenue of $6 trillion 60% of the U.S. equity market’s capitalization Over 30 million employees (more than the companies in the S&P 500) The fastest growing insurers in group life have not been the insurance industry‘s largest companies Our expansion strategy is aligned with that of our major distribution partners Industry Growth Leaders2 Sun Life Lincoln Mutual of Omaha Reliance Standard Life StanCorp ING 1 The Outsized Influence of Middle Market Companies, CIT April 2010 2 Proprietary study based on ACLI Annual Fact Books 39

Group Life: Winning in the Mid-Market Differentiation Packaging Life and DI with Medical Stop-Loss Producer incentives for cross-selling products in group portfolio Personal account service with performance guarantees Product flexibility with funding alternatives Capitalizing on our strengths Strong, long-standing broker relationships Experienced external partnerships Strong financial discipline 40

Launching Group Life with a Phased Approach
Current State 12 — 18 Months Target State Competitive contract designs Dependence on external partnerships Limited field expertise Ceding large share of risk Key leadership and field hires Technology platform investment begins Begin reclaiming key functions Increase risk share over time Diverse employee benefits solutions Core business line representing 25% of Group Division revenues DI risks and costs mitigated through reinsurance 41

Group Division Strategic Framework Medical Stop-Loss priorities: Maintain leadership position Maximize profitability through disciplined underwriting and claims payment practices Group Life priorities: Develop leadership team and in-house capabilities Leverage medical stop-loss distribution network Limited Benefit Medical priorities: Drive growth through group benefit brokers Capitalize on healthcare reform opportunities 42

Grow and Diversify Financial Review Margaret Meister February 7, 2011

Financial Discussion and Outlook 2011 earnings guidance ROE expansion Capital management Investment portfolio Diversification objectives Summary 44

2011 — 2013 Outlook Assumptions Stable interest rate environment at today’s levels Supply and spreads for commercial mortgage loan originations comparable to 2010 Modest increase in equities investment Mortality experience comparable to 2010 Achieve and maintain targets for investment of cash No M&A transactions No equity or debt capital management activities Current accounting rules 45

2011 Operating EPS Guidance1: $1.30 — $1.50 Investing in our future: Group life team Accelerated product development System implementations Earnings drivers: Growth from existing products Sales and renewals of stop-loss Continued CML2 push 1 Denotes a non-GAAP financial measure also referred to as “adjusted operating income per diluted share of common stock.” See Appendix for definition and reconciliation to most directly comparable GAAP measure. 2 Commercial mortgage loans 46

2011 Guidance Range: What Moves Us Up or Down Middle-Upper End of Guidance Range: Interest rate environment stable to improving Group loss ratio at bottom/below long-term target range Timing of product launches on schedule Lower End-Middle of Guidance Range: Interest rate environment deteriorates Group loss ratio at top/above long-term target range Delays in timing of product launches New product sales slower than expected Loss of favorable CML margins Unfavorable return on alternative investments 47

Expand ROE: 75 — 100 bp Per Year Long-Term Operating ROAE1 Target: 12% in next 4-5 years +100 bp/yr trajectory +75 bp/yr trajectory 9.8% 2010 2011 2012 2013 2011 New products launch in 2H11 Expand distribution to broker-dealers 2012 Full year with new products Hit rhythm on prod. dev. cycle Group life revenue begins Gain traction in B/D and independent agent channels Manage reinsurance limits 2013 + 1 Denotes a non-GAAP financial measure. See Appendix for definition and reconciliation to most directly comparable GAAP measure. 48

Capital Management Priorities Key Consideration: Ratings 1. Organic • Higher sales • New products with higher capital intensity • Reserve solutions 2. M&A Faster way to execute on some strategies Creates sustainable ROE expansion 3. Capital Actions None planned, but always the litmus test for alternative uses of capital Leverage drops through the period 49

High-Quality Investment Portfolio Portfolio Composition as of 12/31/10 Limited partnerships, Policy loans Mortgage 0.8% and other, 0.3% loans, 7.3% Equities,1.0% Other fixed, 4.5% CMBS, 8.0% Corporates, 61.9% RMBS, 16.2% 90.6% fixed maturities 7.3% commercial mortgage loans Current weighted average LTV: 57% Average loan size: $2.2M Majority with personal recourse Outstanding equity portfolio performance: 2010 total return of 21.6% (6.5% higher than S&P 500 Total Return Index) Life-to-date1 annualized total return of 12.0% (9.3% higher than S&P 500 Total Return Index) Minimal exposure to alternative assets AOCI of $432.5M at 12/31/10 versus $(49.7)M at 12/31/09 Pretax impairments of $20.9M in 2010 versus $86.5M in 2009 $23.5 billion 1 From inception of Symetra portfolio in January 2005 through 12/31/10. 50

Maintaining Balance Sheet Strength Conservative investment strategy: ALM — matching asset and liability cash flows Same disciplined approach applied to new products (e.g., hedging for FIA) Driving improved yield Commercial mortgage loan portfolio Increasing equity-type investments for longest tailed liabilities 85% of liabilities are mostly illiquid DAC + goodwill represent only 12% of stockholders’ equity (14% of adjusted book value1) 1 Denotes a non-GAAP financial measure. See Appendix for definition and reconciliation to most directly comparable GAAP measure. 51

We’re Diversifying Our Risks Relative Risk Exposure Present Future Rising interest rates High Medium Falling interest rates High Medium Morbidity (loss ratio) Medium Medium Premium revenues Medium Medium (underwriting cycles) Mortality Low Medium Equity Low Medium Credit High Medium 52

Strategic Priorities for Growth and Diversification Group Division: Maintain leadership position in medical stop-loss, while maintaining focus on improving profitability Launch group life initiative Retirement Division Increase penetration in our banking channel relationships Expand distribution in broker-dealer channel Evaluate opportunities for introducing product innovations Life Division: Refresh individual life product offering Continue to leverage bank relationships, and expand distribution in the broker-dealer and independent agent channels Build on strengths in BOLI and consider entry into the COLI market 53

Appendix: Reconciliation of Non-GAAP Measures $ in millions Dec. 31 2010 2009 Net income $200.9 $128.3 Less: Net realized investment gains (losses) (net of taxes) 25.9 (19.1) Add: Net investment gains on FIA options (net of taxes) 0.2 0.5 Adjusted operating income1 $175.2 $147.9 Adjusted operating income per diluted share of common stock2 $1.29 $1.32 Twelve Months Ended Dec. 31 2010 2009 Return on equity (ROE) 9.3% 15.4% Average book value $2,167.9 $832.4 Operating return on average equity (ROAE)3 9.8% 10.5% Average adjusted book value $1,795.4 $1,407.7 As of Dec. 31 2010 2009 Total stockholders’ equity $2,380.6 $1,433.3 AOCI (Accumulated other comprehensive income (loss) (net of taxes)) 432.5 $(49.7) Adjusted book value4 $1,948.1 $1,483.0 1 Adjusted operating income is a non-GAAP financial measure calculated as net income, less after-tax net realized investment gains (losses), plus after-tax net investment gains on our FIA options. 2 Diluted weighted average shares outstanding for 2010 and 2009 were 135.618 million and 111.626 million, respectively. 3 Operating ROAE is a non-GAAP financial measure computed as adjusted operating income for the most recent four quarters, divided by average adjusted book value for the most .recent five quarters. 4 Adjusted book value is a non-GAAP measure calculated as stockholders’ equity less AOCI. 55

Symetra Financial Corporation, 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004 Life insurance and annuities issued by and group benefits insured by Symetra Life Insurance Company, 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004. Not available in all states or any U.S. territories. Symetra ® and the Symetra Financial logo are registered service marks of Symetra Life Insurance Company 2/11 AOXP-321